FIRST pactrust BANCORP, INC.™

September 2011

Forward Looking Statements

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in FPTB's filings with the Securities and Exchange Commission. Risks and uncertainties related to FPTB and Beach Business Bank include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (2) the outcome of any legal proceedings that may be instituted against FPTB or Beach Business Bank; (3) the inability to complete the transactions contemplated by the definitive agreement or the previously announced acquisition by FPTB of Gateway Business Bank due to the failure to satisfy each transaction's respective conditions to completion of the transaction, including the receipt of regulatory approval; (4) risks that the proposed transaction or the Gateway Business Bank acquisition disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; (5) the amount of the costs, fees, expenses and charges related to the proposed transactions; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions. You should not place undue reliance on forward-looking statements, and FPTB undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information About the FPTB / Beach Business Bank Transaction

FPTB and Beach Business Bank will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by FPTB will be available free of charge from James Sheehy, Corporate Secretary at (619)691-1519, and documents filed with the SEC by Beach Business Bank will be available free of charge from Ms. Melissa Lanfre, Investor Relations at (310) 802-2919. The directors, executive officers, and certain other members of management and employees of FPTB may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Beach Business Bank. Information about the directors and executive officers of FPTB is included in the proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 25, 2011. The directors, executive officers, and certain other members of management and employees of Beach Business Bank may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Beach Business Bank. Information about the directors and executive officers of Whitney is included in the proxy statement for its 2010 annual meeting of shareholders, which is available on Beach Business Bank's website at www.beachbusinessbank.com by clicking on "Investor Relations" and then "SEC Filings." Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Analysts Information

The "rating" and "price target" information set forth on page 14 herein was obtained from reports published by the respective securities analysts listed. The Company has no affiliation with these analysts and did not participate in the preparation of their reports. By including this rating and price target information herein, the Company does not in any way endorse or support such information or assume any responsibility for its accuracy. Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company's stock. There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company's stock that differ materially from those contained herein. The ratings and price targets contained herein are the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

First PacTrust Bancorp, Inc.

- ✓ First PacTrust offers investors an attractive investment opportunity
  - Top notch management team focused on execution and growth
  - Currently trading at discount to tangible book value -- a significant discount to peers
- ✓ First PacTrust is a profitable bank with a strong dividend
  - $2.3 million in earnings during 1st half 2011
  - Paid Q1 dividend of $0.105 per share and Q2 dividend of $0.110 per share; announced Q3 dividend of $0.115 per share
  - Strong capital position
  - Scalable balance sheet and strong opportunities to prudently originate new loans in CRE, construction, and C&I asset classes
  - Quantifiable loan portfolio
- ✓ First PacTrust is well-positioned to be a lead bank consolidator in Southern California
  - Publicly traded currency with a proven ability to raise fresh capital
    - November 2010: Raised $60 million common equity via private placement
    - June 2011: Raised $27 million common equity via public offering
    - August 2011: Accepted $32 million tier one equity, cumulative perpetual preferred, from SBLF
  - And a proven ability to attract & get deals done
    - Announced acquisition of Gateway Business Bank in June 2011
    - Announce acquisition of Beach Business Bank in August 2011

Executing on Growth

Significant Progress Since Raising Capital in November 2010

	2010	2011			August 2011
ORGANIC GROWTH	Completed Baseline Assessment and Business Plan	Opened La Jolla and San Marcos Branches	Launched Commercial Real Estate Lending Division	Received Approval to Open Santa Monica and Century City Branches	
MERGERS & ACQUISITIONS	Acquisition of Real Estate for La Jolla Branch from FDIC	Acquisition of Real Estate for San Marcos Branch from FDIC	pactrust BANK / PACIFIC TRUST BANK	Gateway Business Bank Acquisition Announced	Beach Business Bank Acquisition Announced
MANAGEMENT	Mitchell hired as CEO of FPTB and Sugarman joins Board	New CCO, CLO, CAO and Chief Retail Banking Officer Hired at Bank	Chrisman, Seabold and Brownstein join FPTB Board	Domingo hired as CFO of Bank and FPTB	Robert Franko and Key BBBC Directors to join FPTB
CAPITAL	Completed $60.0 million Capital Raise	Completed $27 million Public Offering	Added to the Russell 2000 and Russell 3000 indices	Awarded $32 million investment from SBLF	

Mission

To become the community "bank of choice" in Southern California for growing families, high net worth individuals, small to mid sized businesses and their owners

FIRST pactrust BANCORP, INC.

Overview

Community Roots
- ✓ OCC Regulated Institution
- ✓ Insured by the FDIC
- ✓ Founded in 1941 with 70 years of continuous operations (public since 2002)
- ✓ Former credit union for Rohr, Inc.
- ✓ 123 FTE and 18,000 depository relationships

Branch Network
- ✓ 11 banking locations, including 8 full service branches; two additional branches opening in late 2011
- ✓ Member of CU Service Center Network with over 4,300 shared branch locations throughout the U.S.
- ✓ 0.74% cost of deposits with no brokered funds
- ✓ Funding costs continue to trend down

Credit Underwriting
- ✓ Average FICO score at origination of 739
- ✓ Average LTV at origination of 58%
- ✓ No construction or subprime loans . Limited land loans
- ✓ 19 non-performing loans ($14.2 million, net of SVAs), 32 as TDRs ($21.9 million), and 23 OREO assets ($15.0 million)

Attractive Market
- ✓ 1st Deed of Trust SFR mortgages focused in beach cities throughout the San Diego area (i.e., La Jolla, Coronado, Rancho Santa Fe, Del Mar and Carlsbad)
- ✓ Rebounding home prices in San Diego since Q3-09

Strong Capital Partners
- ✓ Completed $60 million capital raise led by TCW & COR
- ✓ Completed $26 million follow-on capital raise (6/11)
- ✓ Received $32 million of SBLF funds in Q3

Ranking for Largest Community Bank Franchises in San Diego by Assets *

NAME (CHARTER TYPE)	12/31/2007	12/31/2008	12/31/2009	MOST RECENT
California Bank & Trust (STATE)	1	1	1	1
Pacific Western Bank (STATE)	2	2	2	2
Imperial Capital Bank (STATE)	3	3	FAIL	FAIL
La Jolla Bank (FEDERAL)	4	4	3	FAIL
San Diego National Bank (FEDERAL)	5	5	FAIL	FAIL
Bank of Internet USA (FEDERAL)	6	6	4	3
PACIFIC TRUST BANK (FEDERAL)	**7**	**7**	**6**	**5**
Torrey Pines Bank (STATE)	8	8	5	4
1st Pacific Bank of California (STATE)	9	10	9	FAIL
Metro United Bank (STATE)	10	9	7	6
Regents Bank (FEDERAL)	11	12	10	8
Silvergate Bank (STATE)	12	11	8	7
Balboa Thrift and Loan Association (STATE)	13	13	12	13
Discovery Bank (STATE)	14	16	NA	NA
Security Business Bank of S.D. (STATE)	15	14	13	11
Home Bank of California (STATE)	16	17	14	16
California Community Bank (STATE)	17	15	11	9
Neighborhood National Bank (FEDERAL)	18	18	16	17
San Diego Trust Bank (STATE)	19	NA	15	12
Rancho Santa Fe Thrift & Loan (STATE)	20	20	NA	NA
Borrego Springs Bank (FEDERAL)	NA	19	20	15
San Diego Private Bank (STATE)	NA	NA	17	18
First Business Bank (FEDERAL)	NA	NA	18	NA
Seacoast Commerce Bank (STATE)	NA	NA	19	19
Coronado First Bank (STATE)	NA	NA	NA	20

*Source: FDIC Website as of 3/31/2011.

FIRST pactrust BANCORP, INC.

CAMEL Summary as of 6/30/11

	Key Metrics
CAPITAL	✓ $13.91 Tangible Common Equity per share ✓ $160.5 million Tangible Common Equity ✓ 11.6% Tangible Common Equity (Bank) ✓ 16.0% Tier 1 Risk-Based (Bank) ✓ 17.2% Total Risk-Based (Bank) ✓ $172.2 million market cap
ASSETS	✓ $882.6 million of assets ✓ $683.2 million total gross loans, 81% first deed of trust SFRs ✓ 1.25% loan loss reserve ✓ $74.6 million security portfolio, plus $55.6 million in interest bearing deposits
MANAGEMENT	✓ Prudent approach to underwriting & lending and proven ability to transform "thrifts" into community banks ✓ Executive team responsible for 17 bank acquisitions / integrations in California ✓ Deep expertise with unassisted and FDIC assisted acquisitions.
EARNINGS	✓ $1.5 million earnings in Q2-2011 ✓ Net interest margin 3.63% (Q2) ✓ $0.11 second quarter dividend
LIQUIDITY	✓ $685.9 million deposits, no brokered deposits ✓ 0.74% cost of deposits ✓ $30.0 million of FHLB borrowings ✓ $135.7 million in cash and securities

Positioned for growth

- ✓ Exceeds regulatory capital standards for "well-capitalized" banks. Capital to support up to $1.0 billion of organic growth without need for new capital. Capacity to acquire added capital for accretive transactions ($250 million shelf)
- ✓ Significant capacity to originate or acquire meaningful volumes of CRE and small business (C&I) loans
- ✓ Management team with diverse experience in executing consolidation strategy in Southern California market

FIRST pactrust BANCORP, INC.

Growth Strategy

1. Organic Growth

- ✓ Increase market penetration within the Bank's primary footprint and expand into neighboring regions
  - — Acquire prime branch locations from distressed sellers or the FDIC
  - — Open new retail banking locations and staff with well known community bankers to attract core deposits
  - — Enhance loan and deposit product set
  - — Establish high quality C&I and community banking relationships
- ✓ Diversify portfolio and prudently deploy capital by originating high quality commercial real estate and C&I loans
  - — Hire great talent with strong production and risk management skills
  - — Exploit high market demand resulting from limited supply of lenders in Southern California
  - — Strengthened balance sheet, strong credit and pricing with reduced concentration risk

2. Traditional M&A

- ✓ Selectively explore traditional acquisitions
- ✓ Focus on banks with the following characteristics
  - — Privately held or limited trading liquidity
  - — Subscale (< $1.5 billion in assets)
  - — Broken business models
  - — Enlightened boards and management teams that understand the "new paradigm" in banking as well as the value of partnering with a strong community bank.
- ✓ Strategic benefits to franchise development
  - — Markets
  - — Products
  - — People

3. FDIC-Based M&A

- ✓ Pursue strategic transactions with FDIC assistance
  - — Focus on smaller banks (i.e., $500 million in assets and less) in attractive markets
  - — FDIC's troubled list is currently over 800 banks
- ✓ Acquire attractive assets from the FDIC
  - — Acquired La Jolla branch in November 2010 from FDIC
  - — Acquired San Marcos branch in February 2011 from FDIC
  - — Additional properties and notes may become available

Business Foundation - Philosophy



Scalable Business
Management Team
Mission Statement:
To become the community "bank of choice" in Southern California for growing families, high net worth individuals, small to mid sized businesses and their owners
Strong Balance Sheet
Access to Capital
Market Opportunity

FIRST pactrust BANCORP, INC.

Management Team

Officer	Position	Experience
Greg Mitchell	President & CEO	✓ Transformed a thrift with six branches and $700 million in assets to 68 branch and $7.7 billion national bank. ✓ Investment banker focusing on regional banks. ✓ Former regulator with OTS, founder of Capital Assistance Group for troubled thrifts during RTC
Richard Herrin	Chief Administrative Officer	✓ FDIC regulator until 2010; Special Operations Group overseeing distressed financial institutions; Receiver In Charge of failed banks ✓ Southern California banker with credit, operations and asset management experience
Matt Bonaccorso	Chief Credit Officer	✓ Managed the Western operation of Special Assets Group at U.S. Bank ✓ 30+ years of banking experience ✓ Lecturer at OCC Credit Officer conferences
Marito Domingo	Chief Financial Officer and Treasurer	✓ Successfully raised $610 million in capital for Doral Financial & lead balance sheet restructuring ✓ Deep expertise in mortgage banking, balance sheet management & treasury/capital markets
Chang Liu	Chief Lending Officer	✓ 20+ years of commercial banking expertise ✓ Player/Coach with deep production skills
Gaylin Anderson	EVP – Retail Banking	✓ 20+ years of retail banking expertise ✓ Deep skills in transforming cultures and driving growth in core banking relationships

- ✓ Recent Additions Joseph Abraham (Credit Services), new RE manager, New HR manager with enhancements in retail banking, IT and operations
- ✓ Team members have successfully transformed a small Southern California based thrift into a regional bank with 68 branches and $7+ billion in assets and robust levels of organic loan production
- ✓ Team members have overseen the acquisition and integration of more than 17 banks in California
- ✓ Team members possess deep skill and insights in unassisted and assisted acquisitions as well as other FDIC opportunities
- ✓ **Equity ownership of insiders exceeds 30% of fully-diluted shares outstanding**

FIRST pactrust BANCORP, INC.

Access to Capital

Bancorp maintains 18.2% tangible equity to total assets*

- ✓ Strong capital position made stronger through $26 million common equity raise (completed at a 4.4% discount to market); FPTB's tangible common equity to asset ratio now stands to 18.2%
  - — FPTB maintains sufficient equity to support M&A activities and organic growth
- ✓ Strong capital position at Pacific Trust Bank
  - — Q2 2011 total core capital to adjusted tangible assets stands at 11.6% and total risk-based capital ratio stands at 17.2%
  - — 100% of capital would be tangible equity with no TRUPS, goodwill or debt
  - — Could support more than $450+ million in added CRE assets without exceeding concentration limits
- ✓ FPTB has on-balance sheet capacity to inject $20+ million in capital to Pacific Trust Bank, net of Gateway transaction requirements and targeted cash balances
- ✓ Elected to accept $32 million investment from SBLF (Tier 1 cumulative perpetual preferred)
- ✓ Strong institutional investor base led by Trust Company of the West and COR Capital


FPTB: TCE to Assets
20.0%
15.0%
10.0%
5.0%
0.0%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
TCE to Assets
8.8%
9.2%
15.8%
16.3%
18.2%

Pacific Trust Bank Regulatory Capital Ratios*

Ratio	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
Total Core Capital	9.2%	9.8%	11.1%	12.1%	11.6%
Tier 1 Risk-based Capital	12.1%	12.9%	14.9%	16.0%	16.0%
Total Risk-based Capital	13.4%	14.2%	16.2%	17.3%	17.2%

* Excludes impact of $32 million from SBLF

FIRST pactrust BANCORP, INC.

Impact of SBLF on Capital Accounts

- $32 million investment in First PacTrust as of 6/30/2011 would have increased consolidated total equity from $160.5 million to $192.5 million, or 21.1% of assets **.
- 90% of SBLF proceeds will be invested in PacTrust Bank with 10% held at Bancorp for general corporate purposes. If invested as of 6/30/2011, PacTrust Bank's Tier 1 equity to assets would have been 14.4% with Total Risk Based capital of 21.8%.
- On a pro forma basis, First PacTrust Bancorp will retain nearly $60 million of unallocated capital to support PacTrust Bank and pursue strategic alternatives.
- Bancorp may repay the SBLF funds at any time with the approval of our regulators.

First PacTrust Bancorp Capital Analysis

Capital	Q2 11 ($mm)	SBLF ($mm)	Pro-forma ($mm)
Common Equity	160.5	-	160.5
Preferred Stock	-	32.0	32.0
Total Shareholders Equity	160.5	32.0	192.5
Total Assets	882.3	32.0	914.3
Common Equity to Assets	18.2%		17.6%
Tangible Common to Assets	18.2%		17.6%
Total Equity to Assets	18.2%		21.1%

PacTrust Bank Capital Analysis

Capital	Q2 11 ($mm)	Ratios	SBLF ($mm)	Pro-forma ($mm)	Pro-forma Ratios
Tier 1 Core	99.6	11.6%	28.8	128.4	14.4%
Tier 1 Risk-based	99.6	16.0%	28.8	128.4	20.7%
Total Risk-based	106.7	17.2%	28.8	135.5	21.8%
Adjusted Assets	826.7		28.8	891.5	
Risk-weighted Assets	621.3		-	621.3	

*** Consolidated equity to total assets serves as a close proxy to consolidated Tier 1 equity to assets assuming Bancorp invested all available capital into PacTrust Bank.*

FIRST pactrust BANCORP, INC.

Market Opportunity

Southern California Banks with Assets < $1.0 Billion*			
Service Area	**Number**	**Assets ($mm)**	**Assets/Bank ($mm)**
Los Angeles Service Areas	88	$24,555,905	$279,044
San Diego/Orange County Service Areas	58	$14,865,761	$256,306
Grand Total	**146**	**$39,421,666**	**$270,011**

Belief

1. Banks with less than $500 million to $1 billion in assets in Southern California are sub-scale and face increasing difficulties achieving profitability. These include concentration risks, regulatory pressure to consolidate, and difficulties raising capital.

2. First PacTrust is well positioned to be a leading consolidator of the market with a liquid, public currency, strong management team, scalable balance sheet and profitable business with attractive dividend.

Rationale

✓ Banks facing increased regulatory and earnings pressure are more and more likely to seek better-capitalized, well-equipped partners such as First PacTrust Bancorp.

- There are nearly 150 potential consolidation targets with < $1 Billion in assets headquartered within First PacTrust's footprint.
- First PacTrust can offer public stock in a transaction that provides tax efficiency to potential targets.
- Most of the other acquirers are either too large to focus on sub $500 million to $1 billion banks or are private, cash buyers without the ability to provide targets with continuing bank exposure.

*Source: FDIC website with 9/30/10 reported data.
Los Angeles Service Area include Long Beach, Santa Ana, Oxnard, Thousand Oaks, and Ventura. San Diego/Orange County Service areas include Riverside, San Bernardino, Ontario, Carlsbad, and San Marcos.

Strong Balance Sheet

Assets as of June 30, 2011

- $135.7 million of cash and securities including fed funds, agencies and RMBS/Re-REMICs
  - Marked to market accounting based on independent valuations provided by Red Pine- Houlihan Lokey
  - Strong investment returns historically including 2008-2011

- $669 million of performing loans comprised primarily of first deeds of trust on SFR
  - Performing loans held at book value
  - Receive independent valuation of every SFR at least twice per year from Data Quick
- $29.3 million of non-performing assets including non-performing loans and OREO
  - All NPAs receive updated appraisal upon entry into NPA category and are marked at no more than 90% of appraised value

Liabilities as of June 30, 2011

- $685.9 million in deposits
  - No brokered deposits
  - Deposit costs declined to 74 bp, as of 6/30/11, as Bank focuses on core deposits
  - Stable, growing funding base – 2 new SD branches opened with 2 more scheduled in LA
- Only $30 million FHLB borrowings with no other wholesale funding
- Ability to take advantage of massive displacement of quality bankers ,premium retail banking locations and disaffected consumers (organic growth)
- Project moderate growth in low cost deposits as PacTrust rolls-out small business and community banking initiatives

- No debt or preferred stock (repaid TARP in 2010)
- 17.18% Total Risk Based Capital (Bank)
- $44.6million in excess total risk based capital
- Accepted $32 million investment from Small Business Lending Fund, active shelf registration and strong relationships with potential capital partners

FIRST pactrust BANCORP, INC.

Scalable Business

Belief

1. Community banks with strong and scalable balance sheets, solid capital levels with access to capital markets, and proven management teams in achieving organic and acquisitive growth will thrive in the current economic and regulatory environment and have the ability to produce superior returns to shareholders

2. With the capacity to originate or acquire more high-quality CRE and C&I loans, Pacific Trust Bank is positioned to take advantage of limited competition and high demand with the "small ticket" commercial real estate segment

3. Due to its large SFR loan concentration and lack of competition, First PacTrust can advance its other commercial lending businesses

Rationale

- ✓ Numerous failures of both community and regional banks in Southern California have left a massive void in the lending market
- ✓ Majority of displaced customers are "highly dissatisfied" with their new bank
- ✓ Due to the scarcity in supply of loan originators, First PacTrust will benefit from advantageous credit and pricing terms
- ✓ Having previously overseen billions in bank assets, First PacTrust's management team has extensive experience underwriting in these asset classes
  - As numerous local banks seek additional capital to strengthen balance sheets, absorb losses from legacy positions, and meet regulatory capital requirements, they are unable to meet the credit needs of credit-worthy clients
  - Many banks are prevented from lending in CRE & C&I asset classes due to concentration limits
  - Regulations limit exposure to each asset class to no more than 350% its Tier 1 equity

FIRST pactrust BANCORP, INC.

Market Beginning to Recognize Execution

Relative Performance



First PacTrust Bancorp, Inc. - Price Change (%)
FPTB (+25.66%)
NASDAQ Bank (-7.14%)
S&P 500 (+6.63%)
Price Change (%)
Sep 2010
Nov 2010
Jan 2011
Mar 2011
May 2011
Jul 2011
Thousands
FPTB-Vol

Price	$11.88	As of 08/5/11	
Yield / Div.	35.1% /	$0.215	
Market Cap	$137.7M	Avg Volume (3M)	73,854
Tangible Book Value	$160.5M	Volatility	37%
Shares Outstanding	11,596,270	Beta	0.60

Analyst	Date Initiated	Rating	Price Target
Baird	10/15/2010	Outperform	$21.00
Wunderlich	01/25/2011	Buy	$20.00
Raymond James	12/30/2010	Outperform	$17.00
B. Riley	4/12/2011	Buy	$18.00
DA Davidson	02/18/2011	Buy	$22.00
FIG Partners	12/27/2010	Outperform	$18.00
Sandler O'Neill	12/30/2010	Buy	$18.00
Stern Agee & Leach	06/30/2011	Buy	$18.00
Roth Capital Partners	07/08/2011	Buy	$18.00

Execution

- November 2010: Competed $60 million common equity private placement
- December 2010: Full repayment of $19.3 million in TARP funds
- March 2011: Opened La Jolla branch
- Q1 Earnings of $0.7 million; dividend raised to $0.11/share
- June 2011: Announced Acquisition of Gateway Business Bank
- Opened San Marcos branch
- Q2 Earnings of $1.5 million; dividend raised to $0.115/share
- August 2011: Announced Acquisition of Beach Business Bank

Current Activities

2011

- Upgrade systems and infrastructure
- Commercial lending rollout
- Branch acquisitions and de novo openings
- Asset purchases
- Acquisition of Whole Bank(s)

Note: Market info as of 08/05/2011. The "rating" and "price target" information set forth herein was obtained from reports published by the respective securities analysts listed. The Company has no affiliation with these analysts and did not participate in the preparation of their reports. By including this rating and price target information herein, the Company does not in any way endorse or support such information or assume any responsibility for its accuracy. Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company's stock. There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company's stock that differ materially from those contained herein. The ratings and price targets contained herein are the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

FIRST pactrust BANCORP, INC.

Market Valuation of Peers

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009

Company Name	Ticker	City	State	Stock Price ($)	TBV ($)	Price / TBV
Bank of Commerce Holdings	BOCH	Redding	CA	3.92	4.75	82.5
CNB Financial Corporation	CCNE	Clearfield	PA	13.09	8.31	157.5
First of Long Island Corporation	FLIC	Glen Head	NY	25.55	17.99	142.0
Lakeland Financial Corporation	LKFN	Warsaw	IN	22.85	15.27	149.6
MidSouth Bancorp, Inc.	MSL	Lafayette	LA	12.92	10.57	122.2
Orrstown Financial Services, Inc.	ORRF	Shippensburg	PA	18.36	17.50	104.9
Pacific Continental Corporation	PCBK	Eugene	OR	9.01	8.22	109.6
Sterling Bancorp	STL	New York	NY	9.24	5.93	155.8
Tower Bancorp, Inc.	TOBC	Harrisburg	PA	24.17	19.41	124.5
Univest Corp of Pennsylvania	UVSP	Souderton	PA	15.01	12.73	117.9
Washington Banking Company	WBCO	Oak Harbor	WA	12.65	9.71	130.3
Average						127.0
Median						124.5
First PacTrust Bancorp, Inc.	**FPTB**	**Chula Vista**	**CA**	**11.88**	**13.91**	**85.4**

FPTB stock price would need to appreciate over 45% to reach peer median

Trading price as of August 5, 2011
Source: Bloomberg

FIRST pactrust BANCORP, INC.

Business Plan

2011 Goals	5 Year Objectives

2011 Goals

- ✓ Further strengthen infrastructure
- ✓ Grow core earnings by prudently deploying capital into CRE and C&I lending
- ✓ Further improve asset quality
  - — Performance and systems
- ✓ Grow core earnings by prudently deploying capital into CRE and SFR lending
- ✓ Open 3-5 de novo branches in Southern California
- ✓ Complete $200 - $500 million of accretive M&A activity (where prudent)

5 Year Objectives

- ✓ 4% + NIM
- ✓ Low 50s efficiency ratio
- ✓ 1.2% ROAA
- ✓ Reach critical mass (~$1 billion assets) in each of Los Angeles, Orange, and San Diego Counties.
- ✓ Provide dividend growth that exceeds inflation.

Loans and yield

- ✓ As of June 30, 2011 loan balance increased to $670 million after consecutive quarters of decline
- ✓ Launch of CRE lending platform and re-launch of SFR lending during Q2 pushed quarter end total loan balance higher
  - — CRE production of $21.3 million with an average note rate of 5.75%
  - — SFR production of $10.5 million with an average note rate of 5.05%


Outstanding Loan Balances
(amounts in $ millions / % annualized)
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$706	$687	$676	$669	$670
Avg Bal	$720	$697	$686	$672	$666
Yield	4.81%	5.26%	4.94%	4.56%	4.52%

FIRST pactrust BANCORP, INC.

Deposits and cost of deposits

- ✓ As of June 30, 2011 total deposits stood at $686 million
  - — Growth from La Jolla (de novo) branch accounted for $16 million of Q2 2011 increase ($24 million YTD); opened in mid-March 2011
  - — San Marcos (de novo) branch added $1million in Q2 2011; opened in June late 2011
- ✓ Q2 2011 cost of deposits saw a favorable decline to 74 basis points
  - — Re-pricing of higher rate CDs
  - — Low cost state deposits
  - — Impact of checking and savings account sales focus

Outstanding Deposit Balances

(amounts in 4 millions / % annualized)


$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$682	$685	$646	$634	$686
Avg Bal	$684	$684	$668	$639	$661
Cost	1.26%	1.12%	0.94%	0.80%	0.74%

Delivering Strong Earnings While Building for Growth

- ✓ Q2 2011 earnings of $1.5 million; $2.3 million year-to-date
- ✓ Improved credit quality
- ✓ Improved quality of earnings
  - — Lending platforms produced $33 million of production and strong pricing
  - — New branches delivering organic funding growth
  - — Opportunity for further NIM expansion as FHLB advances and higher-cost CDs mature in 2011
  - — Provision reflects improved credit metrics
- ✓ Q2 2011 annualized dividend rate of $0.44; up 5% from Q1
- ✓ When closed, Gateway transaction expected to be accretive to earnings


Earnings Available to Common
($ thousands / % annualized)
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$(2,708)	$2,781	$1,169	$693	$1,549
ROA	-1.10%	1.40%	0.63%	0.33%	0.73%

Why Invest in First PacTrust Bancorp?

- ✓ First PacTrust is a profitable bank with a strong dividend
  - — Scalable balance sheet and strong opportunities to prudently originate new loans in CRE, construction, and C&I asset classes
  - — Quantifiable loan portfolio
  - — Strong capital position
- ✓ First PacTrust is well-positioned to be a lead bank consolidator in Southern California
  - — With a scalable balance sheet, access to fresh capital, First PacTrust Bancorp is uniquely positioned to benefit from distress in the Southern California banking environment
  - — First-rate management team with a solid track record of managing and growing larger institutions in the region will continue to "unlock" value and exploit opportunities
  - — Publicly traded currency
- ✓ First PacTrust offers investors an attractive investment opportunity
  - — Top notch management team focused on execution and growth
  - — Currently trading at discount to tangible book value -- a significant discount to peers

Appendix A: Beach Business Bank Acquisition

FIRST pactrust BANCORP, INC.

Transaction Overview

Structure	✓ Whole company acquisition of Beach Business Bank
Transaction Type	✓ BBBC shareholders expected to receive combination of cash and equity representing up to 1.362 million shares of First PacTrust.
Terms	✓ Consideration of $37.4 million (assuming First PacTrust stock price at $13.50 immediately preceding close)
Due Diligence	✓ Completed mutual review of credit portfolios and regulatory risks ✓ No financing contingency
Required Approvals	✓ BBBC shareholder approval ✓ Standard regulatory approvals
Timing	✓ Anticipated closing no later than Q1 2012
Other	✓ Anticipated that following the closing, FPTB will conduct share repurchases under its existing one million share repurchase program *

* Purchases made pursuant to the program will be made in either the open market, in block trades, or in privately negotiated transactions from time to time, as permitted by federal securities laws and other legal requirements. The timing, manner, price and amount of any repurchases will be determined by FPTB in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The program and/or any anticipated purchases may be suspended or discontinued at any time.

Transaction Rationale

Strategic

- ✓ Consistent with First PacTrust's stated objective of expanding its Southern California community banking business
- ✓ Transforms and strengthens First PacTrust by increasing scale and providing strong entry into business banking which can be executed across First PacTrust's platform
- ✓ Strong deposit franchise and customer relationships

Financial

- ✓ Price to tangible book value compares favorably with other recent transactions and in-line with First PacTrust's recently completed capital raise
- ✓ Transaction is expected to be immediately accretive to earnings per share and accretive to tangible book value per share during 2013
- ✓ First PacTrust's capital ratios to remain strong; Positions First PacTrust for long-term EPS growth

Cultural

- ✓ Customers and communities will benefit from combination of two organizations with complementary capabilities and a long history of supporting their interests
- ✓ Shared vision for Southern California's community banking opportunity in today's market
- ✓ Complementary experience and skill sets

Overview of Beach Business Bank

Company Overview

Bank Name		Beach Business Bank
Headquarters		Manhattan Beach, CA
Date Established		June 1, 2004
Depository Branches		3
Total Assets	$	302,709
Cash & Securities	$	55,134
Gross Loans	$	248,744
Total Deposits	$	263,111
Tangible Common Equity	$	30,736

Pro Forma Branch Map


Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Garden Grove
Hemet
Long Beach
Irvine
Huntington Beach
Mission Viejo
Palm Springs
Joshua Tree
Indio
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate

- FPTB branch location
- Proposed FPTB branch location
- Beach depository branch location*
- Gateway depository branch location

Location	2010 Deposits ($000)	2009 Deposits ($000)	2005 Deposits ($000)	2009-2010 Growth Rate(%)	2005-2010 Growth Rate(%)
1230 Rosecrans Ave - Manhattan Beach	143,495	145,327	39,204	(1.26)	266.02
180 E Ocean Blvd - Long Beach	72,324	50,809	-	42.34	-
650 Town Center Dr - Costa Mesa	19,130	-	-	-	-

- ✓ Strong commercial banking platform including C&I and SBA programs
- ✓ Fits with overall branch expansion strategy
- ✓ Strong cultural fit with Beach management joining the First PacTrust team

Source: SNL Financial as of 6/30/2011 & FDIC Deposit Data as of 6/30/2010
Note: All dollars in thousands
*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Mutually Beneficial Transaction

Benefits to First PacTrust Bancorp

- ✓ High quality deposit relationships groups
  - — 90% core transaction accounts
- ✓ Strong commercial banking platform groups
  - — Top SBA and C&I producer
- ✓ Clean, high quality loan portfolio
- ✓ Respected, experienced management team and Board of Directors
- ✓ Financial terms produce EPS accretion and compare favorably to acquisitions by private equity groups
  - — Opus Acquisition of RMGC at 131% of TBV
  - — Grandpoint acquisition of Orange Community Bancorp at 135% of TBV

Benefits to Beach Business Bank

- ✓ Approximately 53% acquisition premium relative to BBBC's most recent closing price
- ✓ Receipt of cash and more liquid public stock with 3.9% yield; member of Russell 2000
- ✓ Ability to benefit from further consolidation and increased scale as First PacTrust continues to grow and acquire
- ✓ Continued involvement of Beach Business Bank's management team and Directors.
- ✓ Enhancement of client relationships and product offerings with positive employee considerations

P&L Impact	✓ In combination with closing of Gateway acquisition, expect earnings accretion of $6+ million in earnings. ✓ Moderate cost savings / revenue synergies assumed ✓ One-time deal related expenses of $2.5 million, pre-tax
Consideration Structure	✓ If FPTB stock between $13.50 and $16.50 at closing, then $18.62 million in cash and 1.362 million shares of FPTB common stock. ✓ If FPTB stock below $13.50 at closing, then transaction converts to $36.6 million in cash and issuance of warrants to acquire 1.362 million shares of FPTB common stock at $14 per share for one year. ✓ If FPTB stock over $16.50 at closing, then $18.62 million in cash and FPTB common stock valued at $21.98 million.

Summary

Strategic Fit and Attractive Deal Economics

- ✓ The acquisition of Beach Business Bank is expected to be immediately accretive to earnings
- ✓ Represents a strategic, financial and cultural fit with First PacTrust Bancorp
- ✓ Expands PacTrust's Southern California footprint into key markets
- ✓ Builds upon PacTrust lending capabilities, strengthens deposit base, and broadens management and board expertise
- ✓ Attractive valuation; immediately accretive to earnings
- ✓ First PacTrust maintains strong capital position; 19+% Tier One (on consolidate basis)

Executing on Growth

- ✓ First PacTrust will continue to seek opportunities to grow and leverage capital base
- ✓ Significant industry, economic and market dislocation will continue to create opportunities for disciplined buyers with capital resources
  - — Smaller banking institutions are continuously being challenged on many fronts (profitability, regulatory, access to capital, succession issues, etc.)
- ✓ First PacTrust remains well positioned to act as a consolidator of choice given its liquid public currency, capital resources, strong management team, scalable balance sheet and effective business model with an attractive dividend

First PacTrust Bancorp, Inc.

Comparable Transactions

Announce Date	Buyer Name	Target Name	Deal Value ($M)	Cash Portion (%)	Target Assets ($000)	Price / Tg. Book (%)	Price / Earnings (x)	Premium / Core Dep (%)	NPAs / Assets (%)	LTM Eff. Ratio (%)	LTM ROAA (%)
6/29/2011	First Foundation Inc.	Desert Commercial Bank	20.1	NA	153,041	126.01	NM	4.76	5.98	91.29	-0.23
6/9/2011	SKBHC Holdings LLC	Sunrise Bank	18.5	100.0%	231,990	91.93	NM	-0.95	6.07	93.43	-3.27
6/6/2011	Opus Bank	RMG Capital Corporation	49.2	1.0	684,373	130.57	47.22	NA	3.51	73.95	0.15
5/12/2011	Bay Commercial Bank	Global Bancorp	12.0	25.5%	72,984	74.52	NM	-11.88	0.00	151.38	-2.45
3/22/2011	Embarcadero Bank	Coronado First Bank	9.3	0.5	83,239	99.70	NM	-0.04	7.45	91.94	-0.12
3/10/2011	Grandpoint Capital, Inc.	Orange Community Bancorp	32.1	93.5%	223,649	134.64	30.00	6.35	0.66	78.51	0.46
9/15/2010	First General Bank	American Premier Bancorp	16.3	NA	105,815	107.11	NM	2.70	2.61	96.04	-0.51
8/24/2010	California United Bank	California Oaks State Bank	17.3	49.4%	136,732	126.39	NM	0.46	2.19	94.25	-0.48
7/14/2010	Grandpoint Capital, Inc.	First Commerce Bancorp	43.2	1.0	348,307	130.43	45.00	3.85	5.55	67.50	0.30
6/3/2010	Management group	Bank of San Francisco	6.6	NA	95,684	149.75	63.48	6.25	0.25	69.25	0.23
2/16/2010	Rabobank Nederland	Napa Community Bank	30.3	0.8	167,037	191.89	49.11	14.16	2.40	47.68	0.41
12/18/2009	Grandpoint Capital, Inc.	Santa Ana Business Bank	7.4	100.0%	27,330	107.39	NM	2.81	0.00	NM	-12.59
7/10/2009	Investor group	Bank of Santa Barbara	10.1	1.0	63,139	160.00	NM	9.54	3.24	100.64	-0.91
5/28/2008	Central Valley Community Bancorp	Service 1st Bancorp	23.4	25.5%	243,571	129.29	59.47	3.09	1.00	84.67	0.17
		AVERAGE	**21.1**	**74.9%**	**188,349**	**125.69**	**49.05**	**3.16**	**2.92**	**87.73**	**-1.35**
		MEDIAN	**17.9**	**93.5%**	**144,887**	**127.84**	**48.17**	**3.09**	**2.51**	**91.29**	**-0.18**
8/30/2011	**First PacTrust Bancorp**	**Beach Business Bank**	**36.6**	**50.0%**	**302,709**	**119.10**	**23.46**	**2.29**	**2.45**	**70.38**	**0.66**
6/6/2011	**First PacTrust Bancorp**	**Gateway Bancorp**	**17.0**	**100.0%**	**187,096**	**61.55**	**neg**	**-10.02**	**8.10**	**93.73**	**-0.02**
7/27/2010	**Investor Group**	**First PacTrust Bancorp**	**59.6**	**100.0%**	**881,491**	**60.41**	**neg**	**na**	**7.02**	**52.97**	**-0.08**

Source: SNL Financial, LC

FIRST pactrust BANCORP, INC.

Appendix B: Overview of Gateway Transaction

FIRST pactrust BANCORP, INC.

Transaction Overview

Structure	✓ Whole company acquisition of Gateway Bancorp and its wholly owned subsidiary Gateway Business Bank, including Mission Hills Mortgage Bankers, a division of the Bank
Transaction Type	✓ Stock purchase agreement
Terms	✓ Cash consideration of up to $17.0 million
Due Diligence	✓ Completed review of credit and regulatory risks
Required Approvals	✓ Approved by Gateway shareholders ✓ Standard regulatory approvals
Timing	✓ Anticipated closing no later than Q4 2011

First PacTrust Bancorp, Inc.

Transaction Rationale

Strategic Fit

- ✓ Gateway's franchise fits within FPTB's community banking strategy
  - — Accelerates entry into Los Angeles County – Lakewood, CA
  - — Marks entry into Orange County – Laguna Hills, CA
  - — Diversifies revenue sources by adding attractive non-interest income stream from mortgage origination platform
    - This is an extension of our current residential mortgage portfolio lending activities
    - FPTB's management team has significant background in mortgage banking

Financially Attractive Deal

- ✓ Priced at 61.0% of tangible book value
- ✓ Immediately accretive to earnings per share and tangible book value per share
- ✓ Manageable risk profile
- ✓ Positions FPTB for long-term EPS growth

Expanding Our Footprint

Company Overview

Holding Company Name	Gateway Bancorp
Bank Name	Gateway Business Bank
Headquarters	Cerritos, CA
Date Established	3/10/1997
Depository Branches	2
Mortgage Offices	22
Administrative Offices	1
Total Assets	$ 187,096
Cash & Securities	$ 80,209
Gross Loans	$ 99,474
Total Deposits	$ 154,030
Tangible Common Equity	$ 27,618

Pro Forma Branch Map



Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Garden Grove
Hemet
Long Beach
Irvine
Huntington Beach
Mission Viejo
Palm Springs
Joshua Tree Na
Indio
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate
La Ru
Pacific Ocean

- FPTB branch location
- Proposed FPTB branch location
- Gateway depository branch location*

- ✓ Adding 2 depository branch locations in Los Angeles County and Orange County
- ✓ Fits with overall branch expansion strategy
- ✓ Provides valuable mortgage origination platform

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Mortgage Origination Platform

- ✓ Gateway operates as Mission Hills Mortgage Bankers
  - — Founded in 1969
  - — Low risk traditional retail operation
  - — Focused on conventional conforming and FHA/VA purchase money transactions
  - — Sourced from long-term relationships with local realtors
- ✓ 22 office locations throughout California, Arizona and Oregon
- ✓ Mission Hills originated approximately $4.2 billion since 2006
  - — Prime accounted for 86% of historical volume; 99+% since 2008
  - — Average annual volume since 2006 of $839 million
  - — Majority of originations are sold servicing released through long-standing correspondent relationships with money-center banks

Historical Mission Hills Mortgage Origination Volume


$1,200
$1,000
$800
$600
$400
$200
$-
$480
$415
$590
$157
$680
$11
$983
$-
$879
$-
2006
2007
2008
2009
2010
Prime
Other

Source: Company reports and SNL Financial
Note: All dollars in thousands

Pro Forma Map

with mortgage offices


Portland
Salem
Eugene
OREGON
IDAHO
Boise
Salt Lake City
UNITED S
Reno
NEVADA
Sacramento
UTAH
Stockton
Francisco
San Jose
CALIFORNIA
St. George
Fresno
Las Vegas
Bakersfield
ARIZONA
Los Angeles
Phoenix
San Diego
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
Magdalena de Kino

- FPTB branch location
- Proposed FPTB branch location
- Gateway depository branch location*
- Mission Hills Mortgage office location

FIRST pactrust BANCORP, INC.

Financial Considerations

P&L Impact	✓ Projecting $3.0+ million of annual earnings contribution from new entity ✓ Moderate cost savings assumptions and no revenue synergies ✓ One-time deal related expenses of $1.25 million, pre-tax
Consideration Structure	✓ Total consideration of up to $17.0 million divided as follows: – Up to $14.5 million initial consideration for shareholders, payable at closing – $ 2.5 million in escrow for up to 36 months to cover potential mortgage repurchase risk
Other Considerations	✓ Deal assumptions include $2.9 million contingent liability for extra coverage on potential mortgage repurchase risk

Appendix C: Additional Company Information

PacTrust Bank Pro Forma Balance Sheet



PacTrust Bank* **
Beach
Total Assets
Cash & Securities
Gross Loans
Deposits
Tg. Common Equity
1,041,213
302,709
201,344
55,134
766,057
248,744
834,027
263,111
162,625
31,121
0%
20%
40%
60%
80%
100%

Combined Company**	
Total Assets	**$ 1,344,307**
Cash & Securities	$ 256,478
Gross Loans	$ 1,014,801
Deposits	$ 1,097,138
Tg. Common Equity	$ 193,746

Source: SNL Financial as of 6/30/2011,
Note: Amounts are dollars in thousands
* **Includes FPTB's pro forma acquisition of Gateway Bancorp**
** **Combined company before purchase accounting adjustments**

Franchise Map: Branches & Offices

*Pro Forma Banking Branch Map**


Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Palm Springs
Joshua Tree
Garden Grove
Hemet
Indio
Long Beach
Irvine
Huntington Beach
Mission Viejo
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate
Pacific Ocean

Pro-forma map with mortgage offices


Seattle
Spokane
WASHINGTON
Great Falls
MONTANA
Walla Walla
Helena
Portland
Salem
Eugene
OREGON
IDAHO
Boise
Salt Lake City
UNITED STATES
Reno
Sacramento
NEVADA
UTAH
Stockton
Francisco
San Jose
CALIFORNIA
St. George
Las Vegas
Bakersfield
ARIZONA
Los Angeles
Phoenix
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
Magdalena de Kino

- FPTB branch location
- Proposed FPTB branch location
- Gateway depository branch location*
- Beach depository branch location*
- Mission Hills Mortgage office location

*Does not include Gateway's mortgage offices

Pacific Trust Bank Loan Composition

Pacific Trust Bank's loan portfolio consists predominantly of 1-4 family loans making up 80% of the Bank's gross loans.

Loan Breakdown as of 6/30/11



Multifamily 5%
Consumer 3%
Land 1%
C&I 0%
Non-Residential 11%
1-4 Unit Resi 80%
1-4 Unit Resi
Non-Residential
Multifamily
Consumer
Land
C&I

1-4 Unit Residential	Balance
1st TD	$331,599,451
1st TD "Green" Accts	$219,146,891
2nd TD	$844,216
Total	**$551,590,558**

Non-Residential	$74,359,023
Multifamily	$32,346,880
Consumer	$18,876,857
Land	$5,142,781
C&I	$859,192

- ✓ $683.2 million of gross loans
- ✓ Loans were originated at an average 58% LTV
- ✓ All underwritings used full appraisals and were reviewed by senior management
- ✓ Delinquency rate of watch list loans is low and declining
- ✓ 100% of SFR portfolio is revalued twice per year

FIRST pactrust BANCORP, INC.

Pacific Trust Bank Location of SFR Loans

A large concentration of Bank SFR loans are secured by collateral located in highly desirable beach communities, while the majority of foreclosure activity in San Diego County has taken place in southern or eastern County away from the coast.

PACIFIC TRUST BANK SFR PORTFOLIO BY LOCATION

Area	# of Loans	Bal	Avg Bal	WA LTV
1. La Jolla	73	$104.5MM	$1.4M	48%
2. Pacific Beach	72	$54.5MM	$757K	59%
3. Coronado	39	$40.3MM	$1.0MM	47%
4. Rancho Santa Fe (92067)	12	$17.4MM	$1.5MM	62%
5. Rancho Bernardo (92127)	14	$12.1M	$867K	70%
6. Downtown	18	$9.1MM	$506K	85%
7. Hillcrest	18	$9.0MM	$501K	65%
8. Del Mar	10	$8.6MM	$859K	27%
9. North City West	17	$8.6MM	$505K	64%
10. Ocean Beach	12	$7.1MM	$591K	85%


Camp Pendleton
Marine Corps Base
Bonsall
Oceanside
Escondido
Ramona
Solana Beach
Poway
Santee
El Cajon
San Diego
Bonita
Chula Vista
Imperial Beach
Alp
5
56
805
8
125
A
B
C
D
E
F
G
H
I
J
1
2
3
4
5
6
7
8
9
10
14 km
8 mi

FIRST pactrust BANCORP, INC.

Primary Market Area Is Recovering

First PacTrust's primary market area of San Diego has exhibited strong recovery rates in home prices.


San Diego County Home Prices (1)
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2003
2004
2005
2006
2007
2008
2009
2010
2009: 106%
2003: 101%
2010: 100%
2004: 84%
2008: 80%
2005: 67%
2007: 66%
2006: 64%
58% Avg LTV

San Diego Market

- ✓ Leading Southern California recovery
- ✓ Home price increase **9%** since 2009 as measured by S&P Case Shiller Home Price index
- ✓ Stable economy with vast and growing military presence and robust tech industry

(1) Source: S&P Case Shiller Home Price Index for San Diego County.

FIRST pactrust BANCORP, INC.

Credit quality and provision

✓ Early delinquencies at lowest level vs. past 4 quarters

✓ NPLs at lowest level vs. past 5 quarters

✓ REO increased as resolution activity matures

✓ ALLL reflects the improvement in credit quality

✓ ALLL as % NPL held constant

Allowance for Loan & Lease Losses
(amounts in $ millions / %)


$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
ALLL	$17.7	$17.6	$14.6	$11.9	$8.4
%NPL	40.2%	46.0%	41.3%	38.8%	38.2%

Early Delinquencies & NPA Components
(amounts in $ millions)


$40
$30
$20
$10
$0

	Early DQ	NPL	OREO
Q2 10	$22.9	$29.2	$8.3
Q3 10	$27.0	$22.0	$7.8
Q4 10	$31.5	$19.9	$6.6
Q1 11	$27.2	$27.6	$6.4
Q2 11	$20.1	$14.2	$15.0

Summary of Asset Quality Ratios

The Company's Credit Metrics Continue to Improve

Delinquencies represent 5.24% of net loans compared to 8.17% at 1Q'10. NPL to net loans declined to 2.11%.


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
DQ / Loans	7.81%	7.10%	7.58%	8.17%	5.24%
NPL / Loans	4.37%	3.19%	2.94%	4.12%	2.11%
Sub / Loans	8.38%	6.88%	6.13%	6.07%	5.08%
NPA / Assets	4.25%	3.45%	3.07%	4.08%	3.32%

FIRST pactrust BANCORP, INC.

Delinquent Mortgages*

The Company's total delinquencies declined by $16MM or 37% from the previous quarter.


$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0

	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
30s	$14,077,779	$16,407,445	$21,570,618	$20,856,996	$16,071,060
60s	$8,849,494	$10,562,515	$9,946,984	$6,295,299	$3,986,727
90s	$29,161,818	$21,972,292	$19,914,161	$27,619,477	$14,241,908

*Non-performing loans (DQs 90+days) decreased by $13.4MM. Loans 30-89 days delinquent decreased by $7MM

FIRST pactrust BANCORP, INC.

Non-Performing Asset Overview

Consolidated*

The Company has $8.4 million of loan loss reserves which provide strong coverage against $14.2 million in Core NPLs The $15 million in REOs consist of 24 properties.


30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
$15,018,818
$6,725,979
7,515,928
$6,725,979
$15,132,806
$15,018,818
$6,725,979
$7,515,928
$8,431,415
Gross NPA
TDR
OREO
Core NPL
ALLL
Loan Loss Reserves
OREO
Non-Performing TDR
Performing TDR
NPL 90+ DQ

*

Numbers are consolidated net of SVA

Gross Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.

Core NPA= Loans including TDR+90 Days DQ and OREO. Core NPL is $29.3 million at March 31, 2011.

Allowance for Loan Losses includes $7.1MM of GVA and $1.3MM in SVA.

OREO includes 4 properties held at Bancorp with a aggregate book value of $7.4MM.

FIRST pactrust BANCORP, INC.

Classified/Criticized Loans

Pacific Trust Bank's classified loans decreased in 3Q10 and 4Q10 from its peak in 2Q10.



$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$52,006,335
$55,894,626
$37,961,750
$47,398,075
$38,721,020
$41,570,201
$31,620,544
$41,558,646
$18,336,942
$34,214,652
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
Total Special Mention
Total Substandard

- ✓ Total classified loans (i.e. Substandard) totaled $34.2MM at June 30, 2011 compared to $41.6MM in 1Q11. This includes two loans rated Substandard are held at Bancorp totaling $5.1MM.
- ✓ Classified and Criticized (i.e. Special Mention) loans totaled $52.5MM, a decrease of $20.6MM or 28%.
- ✓ Loans rated Substandard include loans on non-accrual and impaired TDR.

FIRST pactrust BANCORP, INC.

Summary of Classified Loans

Most of the Company's Classified Loans are performing and earning interest income.

Reason for SM Classification	# of Loans	Balance	% of SM Loans
60 Days DQ	4	$3,149,320	17%
Current but past due 1 or more times in past 6 months	16	$8,411,398	46%
Performing TDR on accrual	7	$3,817,415	21%
Performing TDR on non-accrual	8	$2,625,198	14%
Non-Performing TDR	1	$333,700	2%
Total SM Loans 6/31/11:	**36**	**$18,337,031**	

Reason for Sub Classification	# of Loans	Balance	% of Sub
Non-Performing (90+ Days DQ)	16	$13,907,255	41%
60 Day DQ	2	$1,302,944	4%
Relationship	15	$10,779,968	32%
Performing TDR on Non-Accrual	7	$4,629,160	14%
Performing TDR on Accrual	2	$3,595,325	11%
Total Sub Loans 6/30/11:	**42**	**$34,214,652**	

- ✓ 81% of Special Mention loans are performing.
- ✓ 56% of Substandard loans are performing.
- ✓ Of the15 loans rated Substandard due to relationship to problem assets 6 with an aggregate total of $8.5MM are expected to be upgraded due to problem loan being resolved.

FIRST pactrust BANCORP, INC.

TDR- Pacific Trust Bank

Performing TDR are well seasoned with solid yields

Payments	# of Loans	Book Value	Avg Loan Size	Weighted Avg Int Rate
1 Payment	2	$687,678	$343,839	10.53%
2 Payments	0	N/A	N/A	N/A
3 Payments	0	N/A	N/A	N/A
4 Payments	0	N/A	N/A	N/A
5 Payments	0	N/A	N/A	N/A
6 Payments	2	$2,715,819	$1,357,909	4.67%
7 Payments	0	N/A	N/A	N/A
8 Payments	1	$415,296	$415,296	6.87%
9 Payments	0	N/A	N/A	N/A
10 Payments	3	$3,293,494	$1,097,831	5.93%
11 Payments	1	$319,977	$319,977	5.60%
12+ Payments	15	$5,801,676	$386,778	5.34%
Total	24	$13,233,939	$551,414	5.68%

- ✓ 24 TDRs valued at $13.2 million are performing and earning interest income
- ✓ 6 TDRs with balance of $6.7 million are nonperforming
- ✓ 15 TDR valued at $7.3 million are on non-accrual and interest income is recognized on a cash basis until they perform for 6 consecutive months
- ✓ Weighted average interest rate of performing TDR is 5.68%

(1) All balances are net of SVA

FIRST pactrust BANCORP, INC.

HELOC- Pacific Trust Bank

Most of our "HELOCS" are *FIRST TRUST DEED* "GREEN" ACCOUNTS

Call Report data shows $214 million of "HELOCS" which are primarily 1st TD mortgages to high net worth borrowers.

- ✓ 1st TD HELOCs have:
  - Average FICO score at origination of 743
  - Weighted average original LTV ratio of 56%
  - Average Debt-to-Income ratio of 34.6%
- ✓ Pacific Trust Bank's quarterly risk management practices for 1st TD HELOC include:
  - A reduction in credit limits if a loan's refreshed LTV ratio exceeds 100%
  - Suspension of credit line if net advances exceed principal pay downs

OREO – Bancorp and Bank

- ✓ As of June 30, 2011, OREO balances totaled $15.0 million
  - — Pacific Trust Bank holds 19 OREO assets (all single-family homes) with a net value of $7.6 million
  - — Bancorp holds 4 OREO assets including 2 land, 1 construction and 1 SFR with an aggregate value of $7.4 million; represents 49% of total OREO; balances have been written down to less than 20% of original loan amounts
- ✓ All OREO is carried at levels no more than 91% of the most recent appraised value.


OREO
(amounts in $ millions)
$1.4
$2.0
$2.1
$1.9
$7.6
Asset 1
Asset 2
Asset 3
Asset 4
All Other

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core earnings.

Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios. Management also believes that core earnings is a useful measure of assessing our operating performance.

Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	6/30/2011		Pro Forma 6/30/2011	
Stockholders' equity	$	160,475	$	192,475
Less: Intangible assets		0		0
Less: Preferred stock*		0		32,000
Tangible common equity	$	160,475	$	160,475

* Pro forma giving effect to the expected SBLF preferred stock issuance

The following table presents a reconciliation of tangible common equity per share to stockholders' equity per share:

	6/30/2011		Pro Forma 6/30/11	
Stockholders' equity per share	$	13.91	$	16.68
Less: Effect of intangible assets		0.00		0.00
Less: Preferred stock*		0.00		2.77
Tangible common equity per share	$	13.91		13.91

* Pro forma giving effect to the expected SBLF preferred stock issuance

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

(Continued)

The following table presents a reconciliation of core earnings to net income (dollars in thousands):

		6/30/11
Net income	$	1,549
Less: Gain-on-sale of securities (net of tax)		760
Add: Non-core change of control payment (net of tax)		-
Add: Non-core professional service & other expense (net of tax)		166
Core earnings		955